EXHIBIT 99.2

        [LOGO OF OLD NATIONAL]
        Old National Bancorp




        Financial Trends

        Second Quarter 2003


        July 24, 2003


        Please direct inquiries to:

        John Poelker, Executive Vice President & Chief Financial Officer (812) 461-9099 or Candice Jenkins, Vice President & Corporate Controller
        (812) 461-9769


Note: - 1999 data has been restated to reflect the acquisitions of ANB Corporation and Heritage Financial Services, Inc. during the 1st Quarter, 2000. Dulaney Bancorp, also acquired during the 1st Quarter of 1999, was also accounted for as a pooling of interests but prior year data was not restated due to immateriality.

     - Disclosures based on operating earnings, which exclude gains on branch divestitures and restructuring charges, are included to provide comparable data between years.

     - Certain prior year amounts may have been restated to conform with the 2003 presentation. Such reclassifications had no effect on net income.

     - All share and per share data have been adjusted for stock dividends and stock splits.

                                                      Old National Bancorp
                                                        Financial Summary
                                                        -----------------
                                                       Second Quarter 2003

                                                                                2002                               2003
                                                                  --------------------------------   -------------------------------
 1999    2000   2001    2002                                      1st Qtr 2nd Qtr 3rd Qtr  4th Qtr   1st Qtr 2nd Qtr 3rd Qtr 4th Qtr
 ----    ----   ----    ----                                      ------- ------- -------  -------   ------- ------- ------- -------
                             Profitability
                             -------------
                             (in millions)
 93.3   61.7    93.0  117.9  NET INCOME from Continuing Operations  27.9    28.5    34.8     26.7      26.3    27.1
    -  -25.7    -5.9    8.3  NON-OPERATING Income (Expense)            -       -     8.3        -         -       -
 93.3   87.4    99.0  109.6  OPERATING EARNINGS (2)                 27.9    28.5    26.5     26.7      26.3    27.1
 95.5   91.5   105.1  110.7  OPERATING CASH EARNINGS (1)            28.1    28.7    26.9     27.0      26.7    27.5
------------------------------------------------------------------------------------------------------------------------------------

                             Diluted EPS
                             -----------
 1.37   0.94    1.42   1.84  Net Income from Continuing Operations  0.43    0.44    0.55     0.42      0.41    0.43
    -  -0.37   -0.09   0.13  Non-Operating                             -       -    0.13        -         -       -
 1.37   1.31    1.51   1.71  Operating (2)                          0.43    0.44    0.42     0.42      0.41    0.43
 1.41   1.38    1.61   1.72  Operating Cash (1)                     0.43    0.45    0.42     0.42      0.42    0.43
------------------------------------------------------------------------------------------------------------------------------------

                             Net Income Ratios
                             -----------------
15.13% 10.11%  14.91% 17.84% Return on Common Equity (3)           17.55%  17.31%  20.74%   15.77%    15.07%  15.35%
 1.20%  0.73%   1.05%  1.27% Return on Assets                       1.23%   1.24%   1.49%    1.13%     1.11%   1.12%

                             Operating  Ratios
                             ---------  ------
 1.20%  1.03%   1.12%  1.18% Return on Assets (2)                   1.23%   1.24%   1.14%    1.13%     1.11%   1.12%
 58.6%  58.3%   57.6%  56.5% Efficiency Ratio (2)                   55.3%   54.7%   56.6%    59.2%     58.9%   53.7%
 4.09%  3.65%   3.77%  3.65% Net Interest Margin                    3.81%   3.71%   3.60%    3.50%     3.46%   3.35%
 0.17%  0.39%   0.45%  0.34% Net Charge-offs / Average Loans (4)    0.33%   0.23%   0.39%    0.41%     0.89%   0.60%
------------------------------------------------------------------------------------------------------------------------------------

                             Capital Ratios:
                             ---------------
                             Risk-Based Capital Ratios
                             (end of period):
 10.6%   9.2%    9.3%  11.1%    Tier 1                               9.7%   11.5%   11.3%    11.1%     11.3%   11.4%
 12.1%  10.4%   12.8%  14.8%    Total                               13.4%   15.1%   14.9%    14.8%     15.0%   15.1%
  7.5%   6.7%    6.6%   7.5% Leverage Ratio (to average assets)      6.7%    7.8%    7.7%     7.5%      7.6%    7.5%

 7.90%  6.92%   7.27%  7.47% Total equity to assets (averages)      7.21%   7.29%   7.67%    7.68%     7.88%   7.85%
------------------------------------------------------------------------------------------------------------------------------------

                             Stock Price/ Dividend Ratios:
                             -----------------------------
 0.54   0.59    0.62   0.69  Per Share Dividend                     0.16    0.16    0.18     0.19      0.19    0.19
   39%    44%     41%    40% Dividend Payout Ratio                    38%     37%     43%      43%       46%     44%
26.69  25.86   22.90  23.14  Stock Price at EOP                    23.31   24.24   23.68    23.14     21.40   23.00
 8.94   9.43    9.95  11.60  Book Value Per Share                  10.08   10.83   11.42    11.60     11.68   12.05


                             (1) Excludes after-tax impact of amortization of intangible assets.
                             (2) Operating earnings exclude gains on branch divestitures and restructuring charges.
                             (3) Excludes other comprehensive income.
                             (4) Second quarter 2003 net charge-offs include $2.2 million of write-downs
                                 on loans transferred to held for sale.                                                       PAGE 1
------------------------------------------------------------------------------------------------------------------------------------

                                                      Old National Bancorp
                                                        INCOME STATEMENT
                                                        ----------------
                                            ($ In Millions except EPS information)
    Six Months            Change                                                  Second Quarter          Change
-----------------   ----------------                                            -----------------   -----------------
  2003      2002        $        %                                                2003      2002       $          %
-------   -------   -------    -----                                            -------   -------   -------     -----
$ 256.5   $ 292.2   $ (35.7)    -12%    Interest Income - FTE                   $ 126.6   $ 146.0   $ (19.4)     -13%
  105.5     132.2     (26.7)    -20%    Less:  Interest Expense                    51.8      66.4     (14.6)     -22%
-------   -------   -------    -----                                            -------   -------   -------     -----

  151.0     160.0      (9.0)     -6%    Net Interest Income - FTE                  74.8      79.6      (4.8)      -6%

   15.1      10.1       5.0      50%    Trust and asset management fees             7.7       5.1       2.6       52%
   22.4      19.6       2.8      14%    Service charges on deposit accounts        11.6      10.2       1.4       13%
   17.3       8.4       8.9     107%    Insurance premiums and commissions          9.1       4.2       4.9      116%
    5.4       3.9       1.5      39%    Investment product fees                     2.7       2.1       0.6       29%
    9.3       6.1       3.2      53%    Mortgage banking revenue                    4.9       2.7       2.2       83%
   13.0      11.2       1.8      16%    Other income                                6.2       5.9       0.3        5%
-------   -------   -------    -----                                            -------   -------   -------     -----
   82.4      59.1      23.2      39%      Total Fees and Service Charges           42.2      30.2      12.0       40%

   23.5       2.5      21.0     831%    Gains (Losses) Sales of Securities         20.8       1.0      19.8     2067%

  105.8      61.6      44.2      72%      Total Noninterest Income                 62.9      31.1      31.8      102%

  256.8     221.6      35.2      16%      Total Revenues (FTE)                    137.7     110.8      27.0       24%

   85.8      71.1      14.7      21%    Salaries and employee benefits             44.1      34.8       9.3       27%
   58.3      50.8       7.6      15%    Other expense                              29.8      25.7       4.1       16%
-------   -------   -------    -----                                            -------   -------   -------     -----

  144.1     121.8      22.3      18%      Total Noninterest Expense                74.0      60.5      13.4       22%

   31.5      15.0      16.5     110%    Provision for loan losses                  22.5       7.5      15.0      200%

   81.2      84.8      (3.6)     -4%      Pre-Tax Income (FTE)                     41.3      42.7      (1.4)      -3%

   15.1      16.3      (1.1)     -7%    Income Taxes                                7.9       7.9      (0.1)      -1%
   12.7      12.2       0.6       5%    FTE Adjustment                              6.4       6.3       0.1        1%
-------   -------   -------    -----                                            -------   -------   -------     -----

   27.9      28.4      (0.5)     -2%      Total Taxes (FTE)                        14.2      14.2       0.0        0%

   53.3      56.4      (3.0)     -5%       Operating Earnings (1)                  27.1      28.5      (1.4)      -5%
      -         -         -      N/M    Non-Operating Income (Expense)                -         -         -       N/M
------------------------------------                                            -------------------------------------
 $ 53.3    $ 56.4    $ (3.0)     -5%       Net Income from Cont. Ops.            $ 27.1    $ 28.5    $ (1.4)      -5%
====================================                                            =====================================
   0.84      0.87     (0.03)     -3%    EPS - Diluted Net Income from Cont. Ops.   0.43      0.44     (0.01)      -2%
      -         -         -      N/M    EPS - Non-Operating                           -         -         -       N/M
   0.84      0.87     (0.03)     -3%    EPS - Diluted Operating (1)                0.43      0.44     (0.01)      -2%
   0.85      0.88     (0.03)     -3%    EPS - Diluted Operating Cash (2)           0.43      0.45     (0.02)      -4%

 63,522    64,184      (662)     -1%    EOP Shares Outstanding (000s)            63,522    64,184      (662)      -1%
 63,587    64,203      (615)     -1%    Average Basic Shares (000s)              63,472    64,222      (749)      -1%
 63,639    64,334      (696)     -1%    Average Diluted Shares (000s)            63,523    64,383      (860)      -1%

                                        FTE - Fully taxable equivalent basis
                                        (1) Operating earnings exclude gains on branch divestitures and restructuring charges.
                                        (2) Excludes after-tax impact of amortization of intangible assets.    PAGE 2

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
                                                      Old National Bancorp
                                                        NET INCOME TRENDS
                                                        -----------------
                                                       Second Quarter 2003
                                                                               2002                             2003
  1999   2000   2001   2002                                        1st Qtr 2nd Qtr 3rd Qtr 4th Qtr  1st Qtr 2nd Qtr  3rd Qtr 4th Qtr
  ----   ----   ----   ----                                        ------- ------- ------- -------  ------- -------  ------- -------
 583.7  657.9  651.0  572.6 Interest Income - FTE                   146.2   146.0   142.7   137.7    130.0   126.6
 284.6  368.4  338.4  258.0 Less: Interest Expense                   65.9    66.4    64.7    61.0     53.8    51.8
---------------------------                                        -------------------------------  --------------------------------
 299.2  289.5  312.6  314.6 Net Interest Income - FTE                80.3    79.6    78.0    76.7     76.2    74.8

  21.7   22.6   20.7   24.4 Trust and asset management fees           5.0     5.1     7.3     7.0      7.4     7.7
  25.0   34.3   40.5   42.0 Service charges on deposit accounts       9.3    10.2    10.8    11.6     10.8    11.6
   6.6   11.5   13.3   16.7 Insurance premiums and commissions        4.2     4.2     3.3     5.0      8.2     9.1
   6.4    7.1    6.8    9.0 Investment product fees                   1.8     2.1     2.5     2.6      2.7     2.7
   2.0    2.6    9.7   14.5 Mortgage banking revenue                  3.4     2.7     3.9     4.5      4.4     4.9
  18.8   23.7   17.2   23.0 Other income                              5.2     5.9     6.4     5.5      6.7     6.2
  80.5  101.8  108.2  129.6   Total Fees and Service Charges         28.9    30.2    34.2    36.2     40.2    42.2

   2.6   -0.1    4.8   12.4 Gains (Losses) Sales of Securities        1.6     1.0     5.8     4.1      2.7    20.8

  83.2  101.7  113.0  142.0   Total Noninterest Income               30.5    31.1    40.0    40.4     42.9    62.9

 382.3  391.2  425.6  456.6   Total Revenues (FTE)                  110.9   110.8   118.0   117.0    119.1   137.7

 129.4  130.2  138.2  148.4 Salaries and employee benefits           36.2    34.8    38.7    38.7     41.7    44.1
  94.5   97.8  106.9  109.4 Other expense                            25.1    25.7    28.0    30.6     28.5    29.8

 223.9  228.0  245.1  257.8   Total Noninterest Expense              61.3    60.5    66.7    69.3     70.2    74.0

  14.8   26.0   28.7   33.5 Provision for loan losses                 7.5     7.5    11.0     7.5      9.0    22.5

 143.6  137.2  151.8  165.3   Pre-Tax Income (FTE)                   42.1    42.7    40.3    40.2     39.9    41.3

  32.4   30.1   31.5   30.5 Income Taxes                              8.3     7.9     7.3     6.9      7.3     7.9
  17.9   19.6   21.3   25.2 FTE Adjustment                            5.9     6.3     6.4     6.6      6.4     6.4

  50.4   49.8   52.8   55.6   Total Taxes (FTE)                      14.2    14.2    13.7    13.5     13.7    14.2

  93.3   87.4   99.0  109.6  Operating Earnings (1)                  27.9    28.5    26.5    26.7     26.3    27.1
     -  -25.7   -5.9    8.3 Non-Operating Income (Expense)              -       -     8.3       -        -       -
  93.3   61.7   93.0  117.9   Net Income from Cont. Ops.             27.9    28.5    34.8    26.7     26.3    27.1

  1.37   0.94   1.42   1.84 EPS - Diluted Net Income from Cont. Ops. 0.43    0.44    0.55    0.42     0.41    0.43
     -  -0.37  -0.09   0.13 EPS - Non-Operating                         -       -    0.13       -        -       -
  1.37   1.31   1.51   1.71 EPS - Diluted Operating  (1)             0.43    0.44    0.42    0.42     0.41    0.43
  1.41   1.38   1.61   1.72 EPS - Diluted Operating Cash (2)         0.43    0.45    0.42    0.42     0.42    0.43

68,549 66,371 65,341 64,103 Average Diluted Shares (000s)          64,281  64,383  64,075  63,679   63,757  63,523

                            FTE - Fully taxable equivalent basis
                            (1) Operating earnings exclude gains on branch divestitures and restructuring charges.
                            (2) Excludes after-tax impact of amortization of intangible assets.                               PAGE 3
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
                                                      Old National Bancorp
                                                       Balance Sheet (EOP)
                                                       -------------------
                                                       Second Quarter 2003
                                                         ($ in Millions)

                                                    6/30/03         3/31/03         6/30/02     Change from Prior Year
                                                   ---------       ---------       ---------    ----------------------
Assets                                                                                               $             %
    Government and Agencies                          $ 559.6         $ 640.8         $ 530.3       $ 29.2          6%
    Municipals                                         679.6           683.7           648.8         30.8          5%
    Mortgage Backed                                  1,957.9         1,870.6         1,411.7        546.2         39%
    Other                                              136.9           125.6           138.3         (1.4)        -1%
                                                   ---------       ---------       ---------      -------        ----
  Total Investments                                  3,334.0         3,320.7         2,729.2        604.9         22%
                                                   ---------       ---------       ---------      -------        ----
  Loans
    Commercial                                       1,709.9         1,690.4         1,711.1         (1.2)         0%
    Commercial and Agriculture Real Estate           1,876.0         1,871.9         1,847.0         29.0          2%
    Consumer                                         1,090.1         1,050.3         1,062.6         27.5          3%
                                                   ---------       ---------       ---------      -------        ----
        Subtotal                                     4,676.0         4,612.6         4,620.7         55.3          1%
    Residential Real Estate (1)                        951.5         1,027.3         1,272.5       (321.0)       -25%
                                                   ---------       ---------       ---------      -------        ----
  Total Loans (1)                                    5,627.6         5,639.9         5,893.2       (265.7)        -5%
                                                   ---------       ---------       ---------      -------        ----
     Total Earning Assets                            8,961.6         8,960.6         8,622.4        339.2          4%
                                                   ---------       ---------       ---------      -------        ----

Allowance for loan losses                              (98.0)          (84.0)          (80.9)       (17.2)        21%
Nonearning assets
    Goodwill and Intangible assets                     146.1           137.7            87.5         58.6         67%
    Other assets                                       728.1           710.9           670.6         57.5          9%
                                                   ---------       ---------       ---------      -------        ----
Total Nonearning assets                                874.1           848.6           757.9        116.2         15%
                                                   ---------       ---------       ---------      -------        ----

                                                   ---------       ---------       ---------      -------        ----
     Total Assets                                  $ 9,737.7       $ 9,725.2       $ 9,299.5      $ 438.2          5%
                                                   =========       =========       =========      =======        ====

Liabilities and Equity
  Noninterest-bearing demand deposits                $ 835.1         $ 727.1         $ 734.4      $ 100.7         14%
  NOW and Savings accounts                           2,074.4         1,912.1         1,667.5        406.9         24%
  Money market accounts                                565.2           594.1           639.7        (74.5)       -12%
  Other time                                         2,731.4         2,830.5         3,207.6       (476.2)       -15%

                                                   ---------       ---------       ---------      -------        ----
     Total Core Deposits                             6,206.2         6,063.8         6,249.2        (43.1)        -1%
                                                   ---------       ---------       ---------      -------        ----

Borrowed Funds (includes Brokered CD's)              2,597.4         2,761.9         2,269.1        328.4         14%

Accrued expenses and other liabilities                 168.5           156.4            85.8         82.7         96%

                                                   ---------       ---------       ---------      -------        ----
     Total Liabilities                               8,972.1         8,982.1         8,604.1        368.0          4%
                                                   ---------       ---------       ---------      -------        ----

Shareholders' equity                                   765.7           743.0           695.4         70.3         10%

                                                   ---------       ---------       ---------      -------        ----
     Total Liabilities and Shareholders Equity     $ 9,737.7       $ 9,725.2       $ 9,299.5      $ 438.2          5%
                                                   =========       =========       =========      =======        ====

(1) Includes loans held for sale.                                                                                             PAGE 4
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
                                                      Old National Bancorp
                                                      Balance Sheet Trends
                                                      --------------------
                                                         PERIOD AVERAGES
                                                         ($ in Millions)
  1999    2000     2001    2002
  ----    ----     ----    ----                                                   2002                             2003
                                                                    -------------------------------  -------------------------------
                                                                    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr  1st Qtr 2nd Qtr 3rd Qtr 4th Qtr
                                                                    ------- ------- ------- -------  ------- ------- ------- -------

                                 Assets
                                   Securities
  $ 404   $ 513   $ 482    $ 593     Government and Agencies         $ 607   $ 563   $ 565   $ 637    $ 708   $ 614
    551     542     582      656     Municipals                        602     624     688     710      689     676
    829     666     773    1,342     Mortgage Backed                 1,099   1,351   1,436   1,480    1,573   1,886
    103     122     181      146     Other                             142     144     145     154      128     132
--------------------------------                                   -------------------------------  --------------------------------
  1,887   1,842   2,018    2,737   Total Investments                 2,450   2,682   2,834   2,981    3,098   3,308
--------------------------------                                   -------------------------------  --------------------------------
                                   Loans
  1,278   1,476   1,692    1,690     Commercial                      1,698   1,701   1,690   1,673    1,677   1,706
                                     Commercial and Agriculture
  1,211   1,538   1,855    1,844         Real Estate                 1,842   1,853   1,832   1,851    1,876   1,872
    856     986   1,052    1,057     Consumer                        1,045   1,051   1,066   1,065    1,054   1,069
--------------------------------                                   -------------------------------  --------------------------------
  3,345   4,000   4,599    4,592         Subtotal                    4,584   4,606   4,588   4,589    4,607   4,647
  2,081   2,088   1,682    1,287     Residential Real Estate (1)     1,406   1,300   1,247   1,193    1,091     984
--------------------------------                                   -------------------------------  --------------------------------
  5,425   6,088   6,281    5,878   Total Loans (1)                   5,991   5,906   5,835   5,782    5,698   5,631
--------------------------------                                   -------------------------------  --------------------------------
  7,313   7,930   8,299    8,615      Total Earning Assets           8,441   8,588   8,669   8,763    8,796   8,940
--------------------------------                                   -------------------------------  --------------------------------

    (64)    (71)    (74)     (81)Allowance for loan losses             (76)    (79)    (83)    (88)     (89)    (87)
    537     592     640      730 Nonearning assets                     705     713     742     761      794     811

--------------------------------                                   -------------------------------  --------------------------------
$ 7,785 $ 8,451 $ 8,864  $ 9,264      Total Assets                 $ 9,069 $ 9,222 $ 9,328 $ 9,436  $ 9,501 $ 9,665
================================                                   ===============================  ================================

                                 Liabilities and Equity
                                   Noninterest-bearing demand
  $ 613   $ 637   $ 664    $ 712         deposits                    $ 709   $ 705   $ 707   $ 728    $ 730   $ 744
  1,290   1,299   1,339    1,678   NOW and Savings accounts          1,539   1,650   1,716   1,809    1,871   2,058
    712     712     778      644   Money market accounts               699     666     612     599      590     587
  2,610   2,713   3,065    3,146   Other time                        3,223   3,208   3,136   3,019    2,900   2,813

--------------------------------                                   -------------------------------  --------------------------------
  5,226   5,361   5,847    6,181      Total Core Deposits            6,170   6,229   6,171   6,156    6,091   6,202
--------------------------------                                   -------------------------------  --------------------------------

                                 Borrowed Funds (includes
  1,844   2,417   2,287    2,294         Brokered CD's)              2,153   2,232   2,346   2,446    2,541   2,594

                                 Accrued expenses and other
    100      89      86       97         liabilities                    92      89      96     110      121     110

--------------------------------                                   -------------------------------  --------------------------------
  7,170   7,866   8,220    8,572      Total Liabilities              8,415   8,550   8,613   8,711    8,753   8,906
--------------------------------                                   -------------------------------  --------------------------------

    615     585     644      692 Shareholders' equity                  654     673     715     725      749     758

--------------------------------                                   -------------------------------  --------------------------------
$ 7,785 $ 8,451 $ 8,864  $ 9,264      Total Liabilities and Equity $ 9,069 $ 9,222 $ 9,328 $ 9,436  $ 9,501 $ 9,665
================================                                   ===============================  ================================

                                 (1) Includes loans held for sale.                                                            PAGE 5
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
                                                      Old National Bancorp
                                                Interest Rate Trends (FTE basis)
                                                --------------------------------
                                                       PERIOD AVERAGES

1999  2000  2001  2002                                                           2002                             2003
----  ----  ----  ----                                             -------------------------------  --------------------------------
                                                                   1st Qtr 2nd Qtr 3rd Qtr 4th Qtr  1st Qtr 2nd Qtr 3rd Qtr 4th Qtr
                                                                   ------- ------- ------- -------  ------- ------- ------- -------
                        Earning Assets
                          Securities
6.38% 6.80% 6.17% 4.55%     Government and Agencies                 4.83%   4.77%   4.54%   4.09%    3.99%   3.92%
7.47% 7.49% 7.07% 7.13%     Municipals                              7.21%   7.28%   6.97%   7.08%    7.08%   7.03%
6.45% 6.84% 6.46% 5.45%     Mortgage Backed                         5.75%   5.76%   5.51%   4.88%    4.50%   4.02%
6.57% 7.52% 6.05% 5.14%     Other                                   5.38%   5.32%   5.30%   4.59%    4.83%   4.91%
-----------------------                                            -------------------------------  --------------------------------
6.74% 7.07% 6.53% 5.64% Total Investments                           5.86%   5.89%   5.66%   5.22%    4.97%   4.65%
-----------------------                                            -------------------------------  --------------------------------
                          Loans
8.74% 9.28% 8.18% 6.58%     Commercial                              6.90%   6.67%   6.47%   6.27%    5.95%   5.66%
8.15% 8.63% 8.22% 6.93%     Commercial and Agriculture Real Estate  7.35%   7.04%   6.85%   6.50%    6.25%   6.05%
9.57% 9.38% 9.28% 8.04%     Consumer                                8.38%   8.16%   7.95%   7.70%    7.55%   7.43%
-----------------------                                            -------------------------------  --------------------------------
8.74% 9.05% 8.45% 7.06%          Subtotal                           7.42%   7.16%   6.97%   6.69%    6.44%   6.22%
7.89% 7.93% 7.77% 7.32%     Residential Real Estate (1)             7.54%   7.47%   7.06%   7.16%    6.72%   6.50%
-----------------------                                            -------------------------------  --------------------------------
8.41% 8.67% 8.27% 7.11%   Total Loans (1)                           7.45%   7.23%   6.99%   6.79%    6.49%   6.27%
-----------------------                                            -------------------------------  --------------------------------

-----------------------                                            -------------------------------  --------------------------------
7.98% 8.30% 7.84% 6.65%      Total Earning Assets                   6.98%   6.81%   6.55%   6.26%    5.95%   5.67%
=======================                                            ===============================  ================================


                        Interest-bearing Liabilities
1.70% 1.94% 1.68% 1.22%   NOW and Savings accounts                  1.16%   1.23%   1.32%   1.17%    0.99%   1.04%
3.85% 4.88% 3.32% 1.55%   Money market accounts                     1.65%   1.64%   1.60%   1.30%    1.11%   1.00%
5.18% 5.64% 5.52% 4.58%   Other time                                4.70%   4.65%   4.53%   4.43%    4.24%   4.03%

-----------------------                                            -------------------------------  --------------------------------
4.00% 4.51% 4.20% 3.19%      Total Interest-Bearing Deposits        3.31%   3.27%   3.20%   3.00%    2.77%   2.57%
=======================                                            ===============================  ================================

5.43% 6.43% 5.29% 3.63% Borrowed Funds (includes Brokered CD's)     4.01%   3.83%   3.50%   3.25%    2.75%   2.59%

-----------------------                                            -------------------------------  --------------------------------
4.41% 5.16% 4.53% 3.32%      Total Interest-Bearing Liabilities     3.51%   3.43%   3.29%   3.07%    2.76%   2.58%
=======================                                            ===============================  ================================

3.58% 3.14% 3.31% 3.32% Net Interest Rate Spread                    3.47%   3.38%   3.27%   3.18%    3.19%   3.09%

4.09% 3.65% 3.77% 3.65% Net Interest Margin                         3.81%   3.71%   3.60%   3.50%    3.46%   3.35%

                        (1) Includes loans held for sale.                                                                     PAGE 6

                                                      Old National Bancorp
                                                         Asset Quality
                                                         -------------
                                                         End of Period
                                                        ($ in Millions)

   1999    2000    2001    2002                                                  2002                             2003
   ----    ----    ----    ----                                    -------------------------------  -------------------------------
                                                                   1st Qtr 2nd Qtr 3rd Qtr 4th Qtr  1st Qtr 2nd Qtr 3rd Qtr 4th Qtr
                                                                   ------- ------- ------- -------  ------- ------- ------- -------
   59.4    65.7    73.8    74.2 Beginning allowance for loan losses   74.2    76.8    80.9    86.1     87.7    84.0

   14.8    26.0    28.7    33.5   Provision for loan losses            7.5     7.5    11.0     7.5      9.0    22.5

    1.0     6.0       -       -   Acquired from acquisition              -       -       -       -        -       -

  (16.9)  (29.3)  (36.2)  (27.6)     Gross charge-offs (1)            (6.8)   (5.4)   (7.8)   (7.6)   (14.3)  (10.2)
    7.4     5.5     7.9     7.6      Gross recoveries                  1.9     2.0     2.0     1.7      1.6     1.7

--------------------------------                                   -------------------------------  -------------------------------
   (9.5)  (23.9)  (28.3)  (20.0)  Net Charge-offs (1)                 (4.9)   (3.4)   (5.7)   (5.9)   (12.7)   (8.5)
--------------------------------                                   -------------------------------  -------------------------------

--------------------------------                                   -------------------------------  -------------------------------
   65.7    73.8    74.2    87.7 Ending allowance for loan losses      76.8    80.9    86.1    87.7     84.0    98.0
================================                                   ===============================  ===============================

                                Net Charge-offs /
  0.17%   0.39%   0.45%   0.34%    Average Loans (1)(2)              0.33%   0.23%   0.39%   0.41%    0.89%   0.60%

5,425.1 6,087.9 6,281.0 5,878.3 Average Loans Outstanding (2)      5,990.6 5,906.0 5,834.9 5,781.6  5,698.0 5,631.5

5,714.7 6,348.3 6,132.9 5,769.6 EOP Loans Outstanding (2)          5,927.9 5,893.2 5,826.3 5,769.6  5,639.9 5,627.6

                                Allowance for Loan Loss /
  1.15%   1.16%   1.21%   1.52%    EOP Loans (2)                     1.30%   1.37%   1.48%   1.52%    1.49%   1.74%


                                Underperforming Assets
                                   Loans 90 days and over
    5.2     6.6    12.6     9.5       (still accruing)                 6.5    12.2     6.3     9.5     14.1     5.6
                                   Non-performing loans:
   19.2    22.7    37.9   100.3       Nonaccrual loans                35.6    35.2    65.2   100.3    116.5   146.4
    0.5     0.2    25.9       -       Renegotiated loans               6.6     6.7       -       -        -       -
--------------------------------                                   -------------------------------  -------------------------------
   19.7    23.0    63.8   100.3          Total non-performing loans   42.2    41.8    65.2   100.3    116.5   146.4
--------------------------------                                   -------------------------------  -------------------------------
    3.7     3.6     9.2     7.9    Foreclosed properties               9.2     8.8     9.0     7.9      9.0     8.9


  0.35%   0.36%   1.04%   1.74% Non-performing loans / Loans (2)     0.71%   0.71%   1.12%   1.74%    2.07%   2.60%

   333%    321%    116%     87% Allowance to Non-performing           182%    193%    132%     87%      72%     67%

                                (1) Second quarter 2003 includes $2.2 million of write-downs on loans
                                    transferred to held for sale.                                                             PAGE 7
                                (2) Includes loans held for sale.